SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                   March 30, 2000
                        (Date of earliest event reported)

                                EFTC CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-23332

    COLORADO                                              84-0854616
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                          identification No.)


                                9351 GRANT STREET
                             DENVER, COLORADO 80229
                    (Address of principal executive offices)

                                  (303) 451-8200
                   (Registrant's telephone number, including area code)




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Item 5.  Other Events.

On March 30, 2000, the registrant issued the three press releases attached as exhibits hereto. A more detailed estimate of 1999 financial results is attached as a fourth exhibit.


 Item 7.  Financial Statements and Exhibits

c.  Exhibits

Exhibit No.        Description

99.1               Refinancing Release
99.2               Earnings Release
99.3               Officer Resignation Release
99.4               1999 Unaudited Financial Results


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 30, 2000

EFTC Corporation

By: /s/  James A. Doran
----------------------------
    Vice President